Government grant	12 Months Ended
Dec. 31, 2014
Government grant
Government grant

13.Government grant

Government grants are recognized where there is reasonable assurance that the grant will be received and all attached conditions will be complied with.

Grant relating to cash subsidies received by the Group’s entity in the PRC from various level of government authorities. The government subsidies are granted from time to time at the discretion of the relevant government authorities. Cash subsidies have no defined rules and regulations to govern the criteria necessary for companies to enjoy the benefits and are recognized as other income when received and when all conditions for their receipt have been satisfied.

Grants for the acquisition of land use right and property, plant and equipment are recorded as long-term liabilities and amortized to other income over the amortization period, which represents the depreciable life of the related PP&E. Government grants received related to property, plant and equipment are classified as investing cash inflows on the Group’s consolidated cash flow statements. Government grants received related to land use right are classified as operating cash inflows on the Group’s consolidated cash flow statements just as company expenditures for land use rights are classified as operating cash outflows. The Group received government grant related to property, plant and equipment and land use rights of RMB 78,020, RMB 126,900 and RMB 45,300 during the years ended December 31, 2012, 2013 and 2014, respectively. As of December 31, 2013 and 2014, long-term liability balance of RMB 262,348 and RMB 278,272 was related to government grant for the acquisition of land use rights and property, plant and equipment, respectively.

The Group recorded RMB 18,672, RMB 14,471 and RMB 32,078 as other income for the years ended December 31, 2012, 2013 and 2014, respectively, among which RMB 9,002, RMB 13,290, and RMB 27,376 are related to the amortization of government grant.